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[LOGO OF VALIC]

The Variable Annuity Life Insurance Company       Mark Matthes
2929 Allen Parkway                                Vice President and Associate
Houston, TX 77019                                     General Counsel
VALIC.com                                         713.831.3299
                                                  mark.matthes@valic.com

June 19, 2015

VIA EDGAR

Ms. Sally Samuel
Senior Counsel
Office of Insurance Products
Division of Investment Management
Securities and Exchange Commission
100 F Street, NE
Washington, DC 20549-0506

Re: VALIC Separate Account A
    Pre-Effective Amendment to the Registration Statement on Form N-4 File Nos. 333-202700 and 811-03240

Dear Ms. Samuel:

   This letter is in response to comments received from you for the above-referenced initial registration statement on Form N-4, filed with the Commission on March 12, 2015, Accession Number 0001193125-15-089388. We include the comments below, followed by our responses:

1. Select Unit Purchase Data (Page 5)

   Comment: Please revise the paragraph at the end of this page to make clear that this is a new contract, for which no select unit purchase data is provided at this time.

   Response: We revised the paragraph at the end of this page to read:

            "Prior to the date of this Prospectus, the Contracts had not been offered for sale. As a result, selected purchase unit data is not yet available with respect to the Variable Account Options."

2. Variable Account Options (Page 9)

   Comment: Please revise the sentence that begins with "According to the employer's retirement Program...," to state that the investment options available to an investor under the contract depend on the options chosen to be made available under his/her employer's retirement program.

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   Response: We revised the sentence to read:

            "The Variable Account Options available to Participants are selected by the Contract Owner. As a result, not all Variable Account Options listed in this Prospectus may be available for investment."

3. Calculation of Value of Fixed Account Option (Page 13)

   Comment: Following the last sentence of this section, please add disclosure that the payment obligations of the insurance company with respect to the fixed account option are subject to the claims paying ability of the company.

   Response: We have added the following sentences:

            "The obligations and guarantees under the Contract are the sole responsibility of the Company. Therefore, the payment obligations and guarantees with respect to the Fixed Account Option are subject to our financial strength and claims-paying ability, and our long term ability to make such payments."

4. Communicating Transfer or Reallocation Instructions (Pages 15)

   Comment: In the last paragraph you ''reserve the right to modify, suspend or terminate" the transfer provisions. Please specify how much notice you will provide before any such change.

   Response: We will provide 20 days advance written notice, and have revised the sentence in the last paragraph to read as follows:

            "We reserve the right to modify, suspend, waive or terminate these transfer provisions. We will provide you notice at least 20 days prior to modification, suspension, waiver or termination."

5. Payment Options- Life Only and Joint and Survivor Life (Page 18)

   Comment: Please specify what happens if the annuitant(s) die before the first payment in both of these sections.

   Response: Once the Payout Period has begun and a Participant has selected a Payout Payment option, if the annuitant(s) die before the first payment, no payments are made. We have revised the Life Only option by adding the following sentence:

            "In addition, once the Payout Period has begun, if the Annuitant dies prior to the date of the first payment, no Payout Payments would be made."

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   We have revised the Joint and Survivor Life option by adding the following sentence:

            "In addition, once the Payout Period has begun, if both Annuitants die prior to the date of the first payment, no Payout Payments would be made."

6. Surrender of Account Value (Page 19)

   Comment: Please provide your legal basis for delaying up to six months payments due under the variable options. Also, please explain, supplementally, what happens to the funds in the variable options during this delay. We may have further comments depending on your response.

   Response: The Company does not have the ability to delay payment of Variable Account Options. In order to clarify the disclosure, we have replaced the disclosure with the following:

            "Delay of Payment. We may be required under applicable law to block a request for a surrender until we receive instructions from the appropriate regulator, due to the USA Patriot Act. In addition, under state insurance laws we may defer making payments out of the Fixed Account Option for up to six months, or less, if required by law. If payment is deferred, interest will accrue until the payment is made."

7. Part C

   Comment: Please note that copies of actual agreements rather than the ''form of" should be filed as Exhibits. See Rule 483.

   Response: We have updated Part C to either (a) file copies of the original executed agreement or (b) update the name of the exhibit where such agreement was previously filed in a prior registration statement.

8. Financial Statements, Exhibits, and Other Information

   Comment: Financial statements, exhibits, and other required or missing disclosure not included in this registration statement must be filed in a pre-effective amendment to the registration statement.

   Response: We will file all financial statements and exhibits that we previously noted were to be filed by amendment. This includes Exhibits 4(a) through 4(f), 8(b)(1)-(5), 9 and 10.

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9. Tandy Comment

   We have included the representations below as requested. We acknowledge that:

       . Should the Commission or the staff, acting pursuant to delegated authority, declare the filing effective, it does not foreclose the Commission from taking any action with respect to the filing;

       . The Variable Annuity Life Insurance Company (the "Depositor") and VALIC Separate Account A (the "Registrant") are responsible for the adequacy and accuracy of the disclosure in the filing; the staff's comments, the Depositor's and Registrant's changes to the disclosure in response to the staff's comments or the action of the Commission or the staff, acting pursuant to delegated authority, in declaring the filing effective, does not relieve Depositor and Registrant from this responsibility; and

       . Depositor and Registrant may not assert this action or the staff's comments as a defense in any proceeding initiated by the Commission or any other person under the federal securities laws of the United States.

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       After we resolve any remaining issues within the registration statement and confirm that it has been duly filed with all appropriate exhibits and financial statements, we respectfully request that the Commission, pursuant to delegated authority, grant acceleration on the effective date of the filing. We request that the above-referenced Registration Statement be declared effective on June 24, 2015 or as soon as practicable thereafter.

Please contact me at 713-831-3299 if you have any questions or need more information.

Sincerely,

/s/ MARK MATTHES

Mark Matthes
Vice President and Associate General Counsel
The Variable Annuity Life Insurance Company

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